SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2005

Citizens South Banking Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23971	54-2069979

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina		28054-4040

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 868-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

          On October 31, 2005, the merger of Trinity Bank (“Trinity”) with and into Citizens South Bank (the “Bank”), the wholly-owned subsidiary of Citizens South Banking Corporation (“CSBC”), as contemplated by the Agreement and Plan of Merger dated as of May 25, 2005 by and among Trinity, the Bank and CSBC (the “Agreement”), was completed.  In accordance with the Agreement, 50% of the outstanding shares of common stock of Trinity were exchanged for shares of CSBC common stock at an exchange rate of 1.3931 shares of CSBC common stock per share of Trinity common stock (with cash paid in lieu of fractional shares at a rate of $12.38 per whole share) and the conversion of 50% of the outstanding shares of Trinity common stock into cash at a rate of $18.25 per share.  The aggregate consideration paid in the merger consisted of approximately $16.8 million in cash (including cash paid in lieu of fractional shares) and approximately 1,280,052 shares of Citizens common stock.  The transaction was accounted for using the purchase method of accounting.

          The preceding is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached as Exhibits 2.1 and 99.1 to this Form 8-K, respectively, and are incorporated by reference herein.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          (d)      In connection with the merger of Trinity with and into the Bank, and pursuant to Section 2.5 of the Agreement, the Bank and CSBC have appointed David C. McGuirt to serve as a Director for a term of office expiring at the annual meetings of stockholders to be held following the year ending December 31, 2006 and 2007, respectively.  The Boards of Directors of CSBC and the Bank have not yet determined the committees to which they will appoint Mr. McGuirt.  Such information will be provided by an amendment to this Current Report on Form 8-K upon determination by the Boards of Directors.  Mr. McGuirt is not party to any transaction that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

(i)

The Audited Consolidated Statements of Financial Condition at December 31, 2004 and 2003 and the Audited Consolidated Statements of Income for the years ended December 31, 2004, 2003 and 2002 of Trinity are incorporated herein by reference by Exhibit 99.2.

(ii)

The Unaudited Consolidated Statements of Financial Condition at June 30, 2005 and the Unaudited Consolidated Statements of Income for the six months ended June 30, 2005 are incorporated herein by reference by Exhibit 99.3.

(b)	Pro forma financial information.

(i)

Unaudited Combined Condensed Consolidated Pro Forma Financial Data will be provided by Citizens South Banking Corporation by an amendment to this Form 8-K not later than 71 days after the date that this Form 8-K must be filed.

(c)	Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of May 25, 2005, by and among Trinity Bank, Citizens South Bank and Citizens South Banking Corporation (incorporated by reference to Citizen South Banking Corporation’s Registration Statement of Form S-4 as filed with the Securities and Exchange Commission on August 1, 2005 and amended on September 14, 2005 (Registration Number 333-127082)).

99.1	Citizens South Banking Corporation press release dated October 31, 2005.

99.2

Audited Financial Statements of Trinity Bank (incorporated by reference to Citizen South Banking Corporation’s Registration Statement of Form S-4 as filed with the Securities and Exchange Commission on August 1, 2005 and amended on September 14, 2005 (Registration Number 333-127082)).

99.3

Unaudited Financial Statements of Trinity Bank (incorporated by reference to Citizen South Banking Corporation’s Pre-Effective Amendment No. 1 to the Registration Statement of Form S-4 as filed with the Securities and Exchange Commission on September 14, 2005 (Registration Number 333-127082)).

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CITIZENS SOUTH BANKING CORPORATION

November 4, 2005	By:	/s/ Kim S. Price

Kim S. Price
President and Chief Executive Officer

	By:	/s/ Gary F. Hoskins

Gary F. Hoskins
Chief Financial Officer

EXHIBIT INDEX

          The following exhibits are filed as part of this report:

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of May 25, 2005, by and among Trinity Bank, Citizens South Bank and Citizens South Banking Corporation (incorporated by reference to Citizen South Banking Corporation’s Registration Statement of Form S-4 as filed with the Securities and Exchange Commission on August 1, 2005 and amended on September 14, 2005 (Registration Number 333-127082)).

99.1	Citizens South Banking Corporation press release dated October 31, 2005.

99.2

Audited Financial Statements of Trinity Bank (incorporated by reference to Citizen South Banking Corporation’s Registration Statement of Form S-4 as filed with the Securities and Exchange Commission on August 1, 2005 and amended on September 14, 2005 (Registration Number 333-127082)).

99.3

Unaudited Financial Statements of Trinity Bank (incorporated by reference to Citizen South Banking Corporation’s Pre-Effective Amendment No. 1 to the Registration Statement of Form S-4 as filed with the Securities and Exchange Commission on September 14, 2005 (Registration Number 333-127082)).